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                                CASH TRANSACTIONS


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
10-874150                 CABCO TR FOR TEXACO
                          CAP 94-1

10/01/03                  Receipt of Interest on
                          Texaco Debs 8.625%              $2,277,000.00
                          4/1/32

10/01/03                  Funds Disbursed to
                          Holders of CABCO
                          Trust Certificates              $2,277,000.00
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